Custom Contract Manufacturing Since 1980. ***Enriching the World Through the Best of Nutrition.***


LABCOAT

Natural Alternatives International, Inc.

Investor Presentation

May 2022

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.

These statements reflect Natural Alternatives International, Inc.'s (the Company's) current views about future events and financial performance based on certain assumptions. They include the Company's intentions, projections, expectations and beliefs about the Company's future financial and operating results, including management's goals for future operations, industry performance, characteristics and opportunities, effectiveness of distribution channels and customers.

For this purpose, any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. These statements speak only as of the date of this presentation and are subject to certain risks and uncertainties that could cause actual results to differ materially. This presentation is qualified by the risks and other information set forth in the Company's Form 10-K filed with the SEC.

These forward-looking statements are made only as of the date hereof, and Natural Alternatives undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Regulation G

In addition, in order to assist you with period-over-period comparisons on a consistent and comparable basis, our presentation includes certain non-US GAAP information. This information excludes certain non-cash expenses, certain cash income and expense items related to our foreign currency hedging program and taxes, as well as certain non-recurring income and expense items related to the gain on sale of our Company's former headquarters, and the one-time write-off of accounts receivable and inventory related to a former customer.

This non-US GAAP information may include non-US GAAP financial measures within the meaning of Regulation G. These non-US GAAP measures should not be considered as a substitute for any measure derived in accordance with US GAAP. The non-US GAAP information may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management uses such non-US GAAP information for financial and operational decision-making purposes and as a means to evaluate period-over-period comparisons and in forecasting the Company's business going forward.

Management believes that the presentation of such non-US GAAP information, when considered in conjunction with the most directly comparable US GAAP information, provides additional useful comparative information for investors in their assessment of the underlying performance of the Company's business with regard to these items. The Company has provided reconciliations of such non-US GAAP financial measures to the most directly comparable financial measures prepared in accordance with US GAAP. The reconciliations are included in this presentation.

Company Snapshot

NAII is the only pure-play public company that offers global formulation and manufacturing of customized nutritional supplements along with marketing branded and patented products





Contract Manufacturing

We provide private-label contract manufacturing services to companies that market and distribute vitamins, minerals, herbs, and other nutritional supplements and health care products to consumers


CarnoSyn

Patent & Trademark Licensing

In-house brand leveraging our proprietary ingredients CarnoSyn® and SR CarnoSyn® targeting sports nutrition, wellness, and healthy aging markets

Headquarters: Carlsbad, CA

Founded in 1980

Nasdaq: NAII

Total Revenue (TTM)*: $162.8M

Market Capitalization: $56M
(as of 5/6/2022)

**Trailing 12 Months – Includes April 2021 through March 2022*

Company Strengths

Multi-Continent Contract Manufacturing Facilities

- Custom product formulation
- State-of-the-art manufacturing facilities
- Broad material acquisition & analysis
- Certified in-house laboratory capabilities
- Multiple packaging configuration capabilities





In-House Brand Leveraging Of Our Proprietary Ingredients

- CarnoSyn® and SR CarnoSyn® targeting sports nutrition, wellness, and healthy aging markets
- Direct-to-consumer launched June 2020

Company Strengths

Growth Drivers From Organic Initiatives And Complementary Acquisitions

- Expand existing customer products, base and channels
- Expand in-house brands
- Complementary acquisitions





Solid Cash Flows And Strong Balance Sheet To Support Growth Objectives

- TTM net sales of $162.8 million
- Working Capital of $53.8 million at 3/31/2022
- $20M available line of credit at 3/31/2022

*Trailing 12 Months – Includes April 2021 through March 2022

Executive Management Team



Mark A. LeDoux

CEO and Chairman of the Board of Directors

Mr. LeDoux founded Natural Alternatives International (NAI) in 1980. With over 45 years of experience since joining the nutritional supplements industry in 1975, Mr. LeDoux is considered a highly regarded leader and spokesperson for our industry – making him one of the longest serving active executives in the nutritional supplements industry. As Chairman of the Board of Directors of the prestigious Natural Products Association (NPA) based in Washington DC, where he has been a member since 1980, Mr. LeDoux represents NAI's ongoing commitment to industry and government affairs, adherence to a strong code of ethics, and continuing support in the legislative, regulatory and public affairs arenas.

He was former Chairman and Board member of the esteemed Council for Responsible Nutrition (CRN) and Founding Chairman of CRN International. LeDoux also serves on the Nutrition Industry Association-west (NIA) Board and is a recognized participant of the Codex Alimentarius Commission, the United Nations' food and dietary supplement standard-setting body under the joint supervision of its Food and Agriculture Organization and World Health Organization.

In addition, LeDoux currently serves as Chairman of the Board of Selectmen in his hometown of Hollis, New Hampshire. He is President of the Marie A. LeDoux Charitable Foundation and a current member of the Young Presidents Organization Graduates. A graduate of the Thomas Jefferson School of Law, Mr. LeDoux received his bachelor's degree from the University of Oklahoma, where he graduated with honors. He is also a graduate of Stanford University's Program for Small Business Executives.

Executive Management Team



Kenneth E. Wolf

President and Chief Operating Officer

Mr. Wolf joined NAI in February 2008 as Chief Financial Officer, was promoted to Chief Operating Officer in June 2010 and has served as NAI's President since October 2015. Mr. Wolf is responsible for design and implementation of NAI's long-term strategic plans and oversight of all areas within the company. He possesses over 26 years of senior financial management experience in both publicly traded and privately held companies, with the prior 21 years associated with consumer products manufacturing companies. Mr. Wolf received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration – Accounting from California State University in Fresno, California.



Michael E. Fortin

Chief Financial Officer

Mr. Fortin joined NAI in April 2008 as Director of Accounting and SEC Reporting and earned his appointment to Chief Financial Officer in October 2015. With over 20 years of accounting and finance experience working in Big 4 public accounting and private industry, Mr. Fortin is a steadfast, strategic leader responsible for driving financial and business results. Mr. Fortin received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration-Accounting from San Diego State University, California.

Overview – Capabilities

Global Production
- Up to 20 million capsules and 14 million tablets daily capacity
- Up to 500,000 bottles finished product daily capacity
- Highly sophisticated in-house laboratories
- Warehousing – 7,200+ pallet capacity

Regulatory
- Full Label Panel Testing and Quality Assurance
- DSHEA and FDA compliant labeling
- International product registration support

Intellectual Property
- 11 US Patents
- 20 total corresponding patents registered throughout North America, Europe, Asia
- 14 US trademark registrations
- 35 foreign trademark registrations, covering 41 countries

Sales & Marketing
- Experienced global sales and marketing team
- Strong brand recognition in sports nutrition
- World class customer service

Packaging
- HDPE/PP Bottles
- Jars
- Blister Packs
- Canisters
- Pouching

Overview – Contract Manufacturing

Product Formulation
- Custom formulations
- In-house science teams
- Clinical study design and support
- In-house product stability testing capabilities

Material Acquisition and Analysis
- Global raw material sourcing expertise
- Transparency and tracking of material sources
- Extensive vendor certification program

Facilities
- Vista, CA USA (162,000 SF manufacturing)
- Carlsbad, CA USA (21,000 SF office space)
- Carlsbad, CA USA (54,000 SF manufacturing)
- Manno, Switzerland (127,000 SF manufacturing)

Forms
- Capsules
- Tablets
- Chewables
- Powders



Overview – Patent & Trademark Licensing

In-house brand expansion leveraging our proprietary ingredients: CarnoSyn® and SR CarnoSyn® beta-alanine.

CarnoSyn®
Carnosine Synthesizer

SR CarnoSyn®
Wellness. Sustained.™

SustainedRx®

Please visit websites by clicking on logo.

Sports Nutrition

- Enhance athletic performance
- Build muscle and reach peak sustainable performance
- New sustained release form of CarnoSyn® remains in the body longer
- New Dietary Ingredient (NDI) Status with the FDA
- Self-Affirmed GRAS Status
- The Natural Products Association 2019 Novel Ingredient and Science Award Recipient
- 2019 NutraIngredients Sports Nutrition Ingredient of the Year

Health & Wellness

- Improves everyday muscle capacity and health
- "Wellness" and "Healthy Aging" products
- Specifically formulated for the health care practitioner market
- Self-Affirmed GRAS Status

Direct-to-Consumer

- Immunity boost, mental clarity, total body wellness
- Launched June 2020
- Sold exclusively on Amazon
- Provides platform for additional DTC products

Worldwide Operations and Market Reach

NAI's global footprint and scope facilitates greater opportunities and more dynamic client engagement

Carlsbad, CA


Global Headquarters



Vista, CA


US Manufacturing



Manno, Switzerland


Europe Headquarters

NAI Offices and Operating Centers

Primary Markets

NAI US Facilities Tour


NAI
ternatives
nal, Inc.

Accreditations

Industry leading accreditations and certification demonstrate our commitment to quality and are a strong barrier to entry

Domestic (NAI)

- Good Manufacturing Practices (cGMPs) (*21 CFR 111*) compliant – FDA Inspected; Zero 483 observations
- Therapeutic Goods Administration (TGA) GMP Compliance certified
- Health Canada (NNHPD) GMP Compliance – Foreign Site Reference Number issued
- NSF International – GMP certified (21 CFR 111 & 21 CFR 117)
- NSF International – GMP for Sport certified
- Certified Organic (Natural Food Certifiers)
- Supplement Safety & Compliance Initiative (SSCI) certification

International (NAIE)

- SwissMedic GMP certified – site registered and licensed
- Laboratorio cantonale - inspected and certified under Official Food Law Enforcement Authority
- Informed Choice/Informed Sport (LGC) certified
- Institut Fresenius (SGS) GMP Certified
- SGS Hazard Analysis and Critical Control Point (HACCP) Codex Alimentarius Certified

Industry Trends

We will benefit from growing consumer interest in health and wellness


44%
55%
76%

of consumers say supplements are part of a healthy lifestyle [1]

of consumers take supplements daily [2]

76% of baby boomers take supplements [2]

Growing vitamin, mineral, & supplement ("VMS") industries:

- USA Dietary supplement market is estimated at US $55 billion and projected to grow at a 4.6% CAGR through 2023[3]
- Global Dietary supplement market is estimated at US $150 billion and projected to grow at a 4.6% CAGR through 2023[3]

SOURCES:
1 - MINTEL REPORTS: VITAMINS, MINERALS & SUPPLEMENTS US, 2017
2 - 2017 SUPPLEMENT OVER-THE-COUNTER RX DATA STUDY
3 -NUTRITION BUSINESS JOURNAL

COVID-19 Spikes USA Supplement Growth

COVID accelerated the supplement growth trend.
Supplements projected to be $1.4B larger in 2023 than pre-COVID est.



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2016
2017
2018
2019
2020
2021
2022e
2023e
Current Sales Projections
Pre-COVID Sales Projections

SOURCE: NUTRITION BUSINESS JOURNAL ($MIL, CONSUMER SALES)

US Supplement Market Forecast

A new level of demand has been established;
Supplement industry on track to pass $55B in 2020 and grow to $60B+ by 2023


70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2016
2017
2018
2019
2020e
2021e
2022e
2023e


30%
20%
18%
14%
12%
6%
Vitamins
Herbs & Botanicals
Specialty/Other
Sports Nutrition
Meal Supplements
Minerals

SOURCE: NUTRITION BUSINESS JOURNAL ($MIL, CONSUMER SALES)

Global Supplement Market Forecast

Global trend is matching US trend
Global market spike of 9.5% growth to $150B in 2020.



200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2016
2017
2018
2019
2020e
2021e
2022e
2023e
Other Asian Countries 5%
Australia and New Zealand 2%
Other 5%
Eastern Europe and Russia 6%
United States 37%
Latin America 8%
Japan 8%
Western Europe 13%
China 16%



Financial Performance and Growth Objectives

Historical Revenue and EBITDA

Sales in FY21 increased primarily due to higher sales from a majority of our distribution channels worldwide, including higher sales of immune and wellness products that appears to be driven by consumers taking a more active role in their health and wellness as a result of the COVID-19 pandemic. We also added new products from existing customers and new products from new customer acquisitions.



Revenue
(in $M's)
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$114.2
$121.9
$132.4
$138.3
$118.9
$178.5
$162.8
6.5% CAGR***
FY16
FY17
FY18
FY19
FY20
FY21
Trailing 12 Months**



Adjusted EBITDA and EBITDA Margin
(Non-US GAAP)*
(in $M's)
$20.0
$15.0
$10.0
$5.0
$-
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$14.7
$13.1
$14.8
$11.7
$7.6
$18.2
$18.4
12.9%
10.7%
11.2%
8.5%
6.4%
10.2%
11.3%
FY16
FY17
FY18
FY19
FY20
FY21
Trailing 12 Months**
EBITDA
EBITDA Margin

*See Non-US GAAP Adjusted EBITDA reconciliation on slide 30

**Trailing 12 Months – April 2021 to March 2022

***Compound Annual Growth Rate is FY16 to the most recent Trailing 12 Months

Historical Sales By Channel



Millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
FY16: 76%, 5%, 19%
FY17: 68%, 10%, 22%
FY18: 74%, 10%, 16%
FY19: 78%, 10%, 12%
FY20: 81%, 8%, 11%
FY21: 87%, 5%, 8%
Trailing 12 Months*: 74%, 15%, 11%
Direct Sales
Retail
Patent & Trademark Licensing

*Trailing 12 Months – April 2021 to March 2022

Objectives & Growth Drivers

- **Outlook for the Fourth Quarter of Fiscal 2022:**
  - ✓ 18-21% increase in Net Sales
  - ✓ Operating Income of 9-12% of Net Sales

- **Fiscal 2023 and Beyond Targeted Growth Objectives:**
  - ✓ Achieve $250 million revenue run-rate in the next 1-2 years with double digit Adjusted EBITDA margins
  - ✓ Target sales growth rate of 5-10% per year
  - ✓ Pursue complimentary accretive acquisitions generating $10-$50 million in sales over the next 3 years



Acquisition Strategy

Channels

- Health Care Practitioner
- Multi-Level Marketer
- Direct-to-Consumer
- Specialty Retail
- Drug Store
- Mass

Verticals

- Wellness Brands
- High Value Ingredient Suppliers
- Contract Manufacturers
- Value-Add Distributors

Markets

- Vitamins, Minerals, Supplements
- Personal Care
- Over-the-Counter

Forms

- Capsules/Tablets, Powders
- Liquids, Lotions, Creams
- Chewable Wafers, Gummy/Soft-Chew
- Effervescent, Strips, Patches
- Probiotics

Investment Thesis

- As of May 6, 2022, capacity utilization of ~60%
    - New high-capacity blender came online January 2022 in our Vista, CA facility increasing our overall product blending capacity in the USA by approximately 30%
    - Acquisition of new Manufacturing and Warehouse Facility in August 2021:
        - To be retrofitted to become a dedicated high-volume powder blending and packaging facility by the fall of calendar 2022
        - Facility expected to provide substantially more warehouse, blending, and powder packaging capacity
        - Positioned to take advantage of current opportunities as well as new potential opportunities in the growing market of whole-food-based meal replacement powders as well as other powder product types
- As utilization increases, fixed costs remain relatively flat and profit margins improve
- Solid financial condition and ability to generate strong cash flow will allow us to increase capacity and or seek acquisition opportunities
- As of March 31, 2022, trading at under 4.2x EV/Adjusted EBITDA



Investor Information

Stock Symbol: NASDAQ: NAII
Company website: http://www.nai-online.com

Company Headquarters:
1535 Faraday Avenue
Carlsbad, CA 92008


Global Headquarters

Investor Relations Contacts
Michael Fortin
Chief Financial Officer
760-736-7700
investor@nai-online.com





Appendix

Investor Relations Info

Historical Segment Performance

	Fiscal Year ended June 30,			Trailing 12 Months*
	2019	2020	2021	(Unaudited)
Revenue				
Private Label Contract Manufacturing	$ 121,598	$ 106,291	$ 164,310	$ 144,635
Patent & Trademark Licensing	16,692	12,585	14,210	18,196
Total Revenue	$ 138,290	$ 118,876	$ 178,520	$ 162,831
Income (Loss) from Operations				
Private Label Contract Manufacturing	$ 11,232	$ 4,030	$ 17,744	$ 14,302
Patent & Trademark Licensing	2,892	2,508	4,442	7,908
Income from operations of reportable segments	14,124	6,538	22,186	22,210
Corporate expense not allocated to segments	(8,163)	(8,047)	(8,514)	(8,812)
Income (Loss) from Operations	$ 5,961	$ (1,509)	$ 13,672	$ 13,398
Revenue as a %				
Private Label Contract Manufacturing	87.9%	89.4%	92.0%	88.8%
Patent & Trademark Licensing	12.1%	10.6%	8.0%	11.2%
Operating Margins				
Private Label Contract Manufacturing	9.2%	3.8%	10.8%	9.9%
Patent & Trademark Licensing	17.3%	19.9%	31.3%	43.5%
Income from Operations of reportable segments	10.2%	5.5%	12.4%	13.6%
Income from Operations	4.3%	-1.3%	7.7%	8.2%

**Trailing 12 Months – Includes April 2021 to March 2022*

Condensed Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited) Three Months Ended March 31, 2022		2021		(Unaudited) Nine Months Ended March 31, 2022		2021	
NET SALES	$ 42,373	100.0%	46,320	100.0%	118,440	100.0%	134,129	100.0%
Cost of goods sold	34,980	82.6%	39,484	85.2%	96,220	81.2%	111,614	83.2%
Gross profit	7,393	17.4%	6,836	14.8%	22,220	18.8%	22,515	16.8%
Selling, general & administrative expenses	4,119	9.7%	4,136	8.9%	12,317	10.4%	12,338	9.2%
INCOME FROM OPERATIONS	3,274	7.7%	2,700	5.8%	9,903	8.4%	10,177	7.6%
Other expense, net	(88)	-0.2%	(326)	-0.7%	(123)	-0.1%	(1,453)	-1.1%
INCOME BEFORE TAXES	3,186	7.5%	2,374	5.1%	9,780	8.3%	8,724	6.5%
Income tax expense	682		458		2,173		918	
NET INCOME	$ 2,504		$ 1,916		$ 7,607		$ 7,806	
NET INCOME PER COMMON SHARE:								
Basic:	$0.42		$0.31		$1.23		$1.24	
Diluted:	$0.41		$0.30		$1.22		$1.22	
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:								
Basic	6,003		6,201		6,168		6,296	
Diluted	6,041		6,327		6,216		6,401	

Condensed Consolidated Balance Sheets

(In thousands)

	(unaudited) March 31, 2022	June 30, 2021
ASSETS		
Cash and cash equivalents	$18,575	$32,133
Accounts receivable, net	16,736	17,946
Inventories, net	36,800	27,006
Other current assets	6,095	3,263
Total current assets	78,206	80,348
Property and equipment, net	40,400	22,271
Operating lease right-of-use assets	14,049	15,877
Other noncurrent assets, net	2,833	1,785
Total Assets	$135,488	$120,281
LIABILITIES AND STOCKHOLDERS' EQUITY		
Accounts payable and accrued liabilities	25,963	23,717
Mortgage note payable	9,863	-
Long-term liability - operating leases	14,585	16,481
Total Liabilities	50,411	40,198
Stockholders' Equity	85,077	80,083
Total Liabilities and Stockholders' Equity	$135,488	$120,281

Adjusted EBITDA Reconciliation (Non-US GAAP)

Natural Alternatives International, Inc. Adjusted EBITDA – Non – US GAAP Reconciliation (In Thousands) (Unaudited)	FY16	FY17	FY18	FY19	FY20	FY21	Trailing 12 Months*
Net Income (Loss)	$9,546	$7,235	$5,051	$6,541	($1,645)	$10,768	$10,569
Interest Income	(131)	(459)	(1,085)	(1,868)	(177)	(1)	—
Interest Expense	(2)	3	9	29	66	118	53
Taxes	4,026	2,876	5,562	1,412	(93)	1,358	2,612
Depreciation & Amortization	1,772	2,384	2,908	3,465	3,959	4,338	4,348
Traditional EBITDA	$15,211	$12,039	$12,445	$9,579	$2,110	$16,581	$17,582
Non-cash Compensation	724	1,032	1,334	1,672	1,712	1,430	1,131
Non-cash Sales Discount	—	—	898	82	—	—	—
Forward Pts in Revenue	—	—	—	—	(863)	(518)	(401)
Acquisition Costs	—	—	117	512	30	—	—
Foreign Exchange (Gain) Loss	425	28	(18)	(148)	320	1,408	121
One Time Gain on Building	(1,621)	—	—	—	—	—	—
One Time Kaged Muscle Adjustment**	—	—	—	—	4,288	(696)	(31)
Adjusted EBITDA	$14,739	$13,099	$14,776	$11,697	$7,597	$18,205	$18,402

*Trailing 12 Months – Includes April 2021 through March 2022

**Represents an inventory and accounts receivable reserve and subsequent recoveries related to a former customer. Due to the nature of our business and the underlying circumstances of this charge, we consider this a non-recurring item and is not representative of our ongoing operational performance.

Custom Contract Manufacturing Since 1980. ***Enriching the World Through the Best of Nutrition.***


LABCOAT
O'HARA





Thank You

www.nai-online.com